UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2005

The Bancorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	51018	23-3016517
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

405 Silverside Road, Wilmington, Delaware		19809
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	302-385-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On July 26, 2005, The Bancorp, Inc. issued a press release regarding its earnings for the three and six months ended June 30, 2005. A copy of the press release is furnished with this report as exhibit 99.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99 Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bancorp, Inc.

July 28, 2005	By:	/s/ Martin F. Egan

Name: Martin F. Egan
Title: Senior Vice President, Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

99	Press Release